American Funds International Vantage FundSM
Investment portfolio
January 31, 2022
unaudited
Common stocks 90.67% Information technology 17.40%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	339,042	$41,577
ASML Holding NV1	53,973	36,918
Keyence Corp.[1]	58,320	29,992
Hamamatsu Photonics KK1	368,100	18,851
SAP SE1	124,697	15,439
STMicroelectronics NV1	323,626	15,209
OBIC Co., Ltd.[1]	49,600	8,180
Tokyo Electron, Ltd.[1]	15,000	7,291
AVEVA Group PLC[1]	168,914	6,686
Fujitsu, Ltd.[1]	42,600	5,619
Atlassian Corp. PLC, Class A2	17,208	5,581
Nokia Corp.[1,2]	933,737	5,537
Murata Manufacturing Co., Ltd.[1]	62,200	4,664
Nice, Ltd. (ADR)[2]	17,350	4,443
Dye & Durham, Ltd.	108,462	3,136
Amadeus IT Group SA, Class A, non-registered shares[1,2]	34,725	2,382
Dassault Systemes SE1	31,424	1,513
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[2]	28,736	933
		213,951
Industrials 13.43%
ABB, Ltd.[1]	647,585	22,383
Safran SA1	167,982	20,380
Airbus SE, non-registered shares[1,2]	128,067	16,349
SMC Corp.[1]	26,500	14,823
RELX PLC[1]	464,000	14,222
TFI International, Inc. (CAD denominated)	113,762	10,950
DSV A/S1	47,459	9,651
Recruit Holdings Co., Ltd.[1]	150,600	7,426
Epiroc AB, Class A1	344,587	7,324
DKSH Holding AG1	80,890	6,470
Nidec Corp.[1]	71,900	6,372
Jardine Matheson Holdings, Ltd.[1]	102,100	6,034
Mitsubishi Corp.[1]	169,000	5,737
MTU Aero Engines AG1	24,209	5,105
ASSA ABLOY AB, Class B1	119,210	3,266
Canadian National Railway Company	21,900	2,669
Daikin Industries, Ltd.[1]	11,200	2,353
Hitachi, Ltd.[1]	35,700	1,861
Ryanair Holdings PLC (ADR)[2]	16,064	1,793
		165,168
Financials 12.55%
AIA Group, Ltd.[1]	2,361,700	24,532
London Stock Exchange Group PLC[1]	241,118	23,552
Euronext NV1	138,509	13,336
American Funds International Vantage Fund — Page 1 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
DBS Group Holdings, Ltd.[1]	506,680	$13,273
Hong Kong Exchanges and Clearing, Ltd.[1]	217,300	12,264
BNP Paribas SA1	152,617	10,906
HDFC Bank, Ltd. (ADR)	143,252	9,831
DNB Bank ASA[1]	406,867	9,678
Banco Bilbao Vizcaya Argentaria, SA1	1,348,239	8,581
Intesa Sanpaolo SpA[1]	1,980,871	5,856
ING Groep NV1	387,872	5,726
Aon PLC, Class A	20,100	5,556
Partners Group Holding AG1	2,627	3,655
Allfunds Group PLC[1,2]	216,302	3,067
Deutsche Boerse AG1	14,488	2,558
UniCredit SpA[1]	125,571	1,981
		154,352
Health care 11.82%
Novo Nordisk A/S, Class B1	384,716	38,513
AstraZeneca PLC[1]	264,748	30,721
Genmab A/S1,2	43,663	14,834
Straumann Holding AG1	7,709	12,744
Shionogi & Co., Ltd.[1]	197,100	11,084
BeiGene, Ltd. (ADR)[2]	41,850	10,152
HOYA Corp.[1]	57,500	7,446
Hutchmed China, Ltd. (ADR)[2]	180,700	4,922
Terumo Corp.[1]	108,000	3,948
Daiichi Sankyo Company, Ltd.[1]	169,200	3,788
Koninklijke Philips NV (EUR denominated)[1]	106,497	3,533
Roche Holding AG, nonvoting non-registered shares[1]	7,598	2,938
Asahi Intecc Co., Ltd.[1]	38,600	658
		145,281
Consumer staples 11.19%
Nestlé SA1	177,139	22,821
Carlsberg A/S, Class B1	121,772	19,688
L’Oréal SA, non-registered shares[1]	45,448	19,455
British American Tobacco PLC[1]	442,684	18,841
Anheuser-Busch InBev SA/NV1	226,634	14,279
Reckitt Benckiser Group PLC[1]	162,518	13,180
Diageo PLC[1]	214,245	10,800
Pernod Ricard SA1	36,884	7,876
Uni-Charm Corp.[1]	145,400	5,627
Unilever PLC (GBP denominated)[1]	55,100	2,801
Danone SA1	35,800	2,230
		137,598
Consumer discretionary 11.03%
Kering SA1	30,613	22,857
EssilorLuxottica[1]	117,370	22,256
LVMH Moët Hennessy-Louis Vuitton SE1	17,422	14,325
Hermès International[1]	9,549	14,307
Industria de Diseño Textil, SA1	440,185	13,300
Cie. Financière Richemont SA, Class A1	86,794	12,587
MercadoLibre, Inc.[2]	10,387	11,759
B&M European Value Retail SA1	1,284,154	9,825
Nitori Holdings Co., Ltd.[1]	43,100	6,176
American Funds International Vantage Fund — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
adidas AG1	20,112	$5,477
Flutter Entertainment PLC[1,2]	17,777	2,710
		135,579
Materials 4.96%
Shin-Etsu Chemical Co., Ltd.[1]	101,500	16,998
Givaudan SA1	2,991	12,408
Air Liquide SA, non-registered shares[1]	69,693	11,952
Asahi Kasei Corp.[1]	628,500	6,180
BHP Group, Ltd. (CDI)[1,2]	162,515	5,130
Rio Tinto PLC[1]	52,490	3,698
Kansai Paint Co., Ltd.[1]	110,120	2,286
Vale SA, ordinary nominative shares (ADR)	150,037	2,278
		60,930
Utilities 4.06%
Enel SpA[1]	2,293,198	17,581
Engie SA1	1,087,896	16,668
Iberdrola, SA, non-registered shares[1,2]	1,016,347	11,741
Ørsted AS1	37,156	3,959
		49,949
Communication services 2.64%
Tencent Holdings, Ltd.[1]	215,300	13,141
Adevinta ASA[1,2]	457,044	4,795
Koninklijke KPN NV1	1,308,074	4,306
América Móvil, SAB de CV, Series L (ADR)	219,100	4,132
NetEase, Inc.[1]	189,900	3,918
Nordic Entertainment Group AB, Class B1,2	54,970	2,143
		32,435
Energy 1.00%
TotalEnergies SE1	181,302	10,269
Galp Energia, SGPS, SA, Class B1	186,779	2,060
		12,329
Real estate 0.59%
Link Real Estate Investment Trust REIT[1]	522,900	4,484
Altus Group, Ltd.	57,124	2,741
		7,225
Total common stocks (cost: $669,447,000)		1,114,797
Preferred securities 0.54% Health care 0.54%
Sartorius AG, nonvoting non-registered preferred shares[1]	12,432	6,655
Total preferred securities (cost: $1,937,000)		6,655
Rights & warrants 0.01% Consumer discretionary 0.01%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[2]	173,588	178
Total rights & warrants (cost: $0)		178
American Funds International Vantage Fund — Page 3 of 6

unaudited
Short-term securities 8.13% Money market investments 8.13%	Shares	Value (000)
Capital Group Central Cash Fund 0.10%[3,4]	999,019	$99,902
Total short-term securities (cost: $99,900,000)		99,902
Total investment securities 99.35% (cost: $771,284,000)		1,221,532
Other assets less liabilities 0.65%		8,041
Net assets 100.00%		$1,229,573
Investments in affiliates4

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 1/31/2022 (000)	Dividend income (000)
Short-term securities 8.13%
Money market investments 8.13%
Capital Group Central Cash Fund 0.10%[3]	$107,988	$91,820	$99,903	$(1)	$(2)	$99,902	$16
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.10%[3]	2,577		2,577[5]			—	—[6]
Total short-term securities						99,902
Total 8.13%				$(1)	$(2)	$99,902	$16
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $998,999,000, which represented 81.25% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 1/31/2022.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Represents net activity.
[6]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds International Vantage Fund — Page 4 of 6

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market
American Funds International Vantage Fund — Page 5 of 6

unaudited
participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of January 31, 2022 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$55,670	$158,281	$—	$213,951
Industrials	15,412	149,756	—	165,168
Financials	15,387	138,965	—	154,352
Health care	15,074	130,207	—	145,281
Consumer staples	—	137,598	—	137,598
Consumer discretionary	11,759	123,820	—	135,579
Materials	2,278	58,652	—	60,930
Utilities	—	49,949	—	49,949
Communication services	4,132	28,303	—	32,435
Energy	—	12,329	—	12,329
Real estate	2,741	4,484	—	7,225
Preferred securities	—	6,655	—	6,655
Rights & warrants	178	—	—	178
Short-term securities	99,902	—	—	99,902
Total	$222,533	$998,999	$—	$1,221,532
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
MFGEFP1-123-0322O-S85398	American Funds International Vantage Fund — Page 6 of 6